Statement of Additional Information Supplement

John Hancock Bond Trust
John Hancock California Tax-Free Income Fund

John Hancock Capital Series

John Hancock Collateral Trust
John Hancock Current Interest

John Hancock Exchange-Traded Fund Trust

John Hancock Financial Opportunities Fund

John Hancock Funds II
John Hancock Funds III

John Hancock Investment Trust
John Hancock Investment Trust II

John Hancock Investors Trust

John Hancock Municipal Securities Trust
John Hancock Premium Dividend Fund

John Hancock Sovereign Bond Fund

John Hancock Strategic Series

John Hancock Tax-Advantaged Global Shareholder Yield Fund

John Hancock Variable Insurance Trust
(each, a “Trust,” and together, the “Trusts”)

Supplement dated June 29, 2023 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

At its meeting held on June 27-29, 2023, the Trusts’ Board of Trustees appointed Kristie M. Feinberg as President of each Trust effective June 29, 2023 (the Effective Date). In addition, as of the Effective Date, Mr. Arnott no longer serves as President of each Trust and all references to Mr. Arnott as President of each Trust are removed from each SAI.

Accordingly, as of the Effective Date, the following modifies and supplements the applicable disclosure under the heading “THOSE RESPONSIBLE FOR MANAGEMENT” or under the heading “MANAGEMENT OF THE FUND” - “(a) Management Information” of each SAI, as applicable:

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Non-Independent Trustee
Andrew G. Arnott[2] (1971)	Trustee (since 2017)

Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018 - 2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007 - 2023, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

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[1]	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed, or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
[2]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

In addition, as of the Effective Date, the following modifies and supplements the applicable disclosure under the heading “THOSE RESPONSIBLE FOR MANAGEMENT” or under the heading “MANAGEMENT OF THE FUND,” as applicable, in the “Principal Officers who are not Trustees” section of each SAI:

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) During the Past 5 Years
Kristie M. Feinberg (1975)	President (since 2023)	Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021 - 2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019 - 2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, OppenheimerFunds (2001 - 2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).

[1]	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Applicable disclosure under the heading “THOSE RESPONSIBLE FOR MANAGEMENT” or under the heading “MANAGEMENT OF THE FUND” - “(b) Leadership Structure and the Board of Trustees,” as applicable, in the “Additional Information about the Trustees” section of each SAI is also modified and supplemented as follows, as of the Effective Date:

Non-Independent Trustee

Andrew G. Arnott - Through his positions as Global Head of Retail for Manulife; Director and Chairman of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC; Director and Chairman of John Hancock Investment Management Distributors LLC; and Trustee of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

You should read this Supplement in conjunction with each SAI and retain it for your future reference.